UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

Viasystems Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15755	75-2668620
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

101 South Hanley Road, Suite 1800, St. Louis, MO		63105
(Address of principal executive offices)		(Zip Code)

(314) 727-2087

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 16, 2011, Viasystems Group, Inc. (the “Company”) issued a press release announcing that the Company had withdrawn its previously announced proposed public offering of 2,000,000 shares of its common stock and its largest shareholder’s offering of 2,000,000 shares of common stock, citing unfavorable market conditions. A copy of such press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of Viasystems Group, Inc. dated November 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2011	VIASYSTEMS GROUP, INC.

	By:	/s/ Christopher R. Isaak
Name: Christopher R. Isaak
Title: Vice President, Corporate Controller and Chief Accounting Officer

VIASYSTEMS GROUP, INC.

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Press Release of Viasystems Group, Inc. dated November 16, 2011.